Exhibit 99.1

VRINGO ANNOUNCES LEADERSHIP TRANSITION

NEW YORK — December 19, 2014 — Vringo, Inc. (NASDAQ: VRNG), today announces that the company has entered into a new employment agreement with Anastasia Nyrkovskaya, who will continue to serve as Chief Financial Officer, and a consulting agreement with Alexander R. Berger, who will transition from the role of Chief Operating Officer and director to a consultant to the company. Mr. Berger will remain a member of boards of directors of certain Vringo subsidiaries.

"The Vringo board of directors joins me in thanking Alex for his tireless efforts since the founding of Innovate/Protect, through its merger with Vringo and the continued growth of the company. Alex enjoys growing companies and has done a tremendous job building Vringo's infrastructure. We appreciate him commuting from his home in Boston to our New York offices for the last eighteen months, and look forward to continuing to work with him," said Andrew D. Perlman, Chief Executive Officer.

"I look forward to remaining engaged with the Vringo management team and board as the company executes on its business plan. I have transitioned my executive responsibilities to a talented management team, and have confidence in their abilities to continue to manage the company," said Mr. Berger.

"Anastasia continues to be a key member of our executive management team, and I look forward to her expanding her role at Vringo," Mr. Perlman continued.

About Vringo, Inc.

Vringo, Inc. is engaged in the innovation, development and monetization of intellectual property and mobile technologies. Vringo's intellectual property portfolio consists of over 600 patents and patent applications covering telecom infrastructure, internet search, and mobile technologies. The patents and patent applications have been developed internally, and acquired from third parties. For more information, visit: www.vringo.com.

Forward-Looking Statements

This press release includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our inability to license and monetize our patents, including the outcome of the litigation against online search firms and other companies; our inability to monetize and recoup our investment with respect to patent assets that we acquire; our inability to develop and introduce new products and/or develop new intellectual property; new legislation, regulations or court rulings related to enforcing patents, that could harm our business and operating results; unexpected trends in the mobile phone and telecom infrastructure industries; our inability to raise additional capital to fund our combined operations and business plan; our inability to maintain the listing of our securities on a major securities exchange; the potential lack of market acceptance of our products; potential competition from other providers and products; our inability to retain key members of our management team; the future success of Infomedia and our ability to receive value from its stock; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC on March 10, 2014. Vringo expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Investors and Media:

Cliff Weinstein

Executive Vice President

Vringo, Inc.

646-532-6777

cweinstein@vringoinc.com